AXS Esoterica NextG Economy ETF

(Ticker: WUGI)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 20, 2023, to currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

Change in Distributor

At a meeting held on October 26-27, 2022, the Board of Trustees of the Trust approved a change in the Fund’s distributor from IMST Distributors, LLC to ALPS Distributors, Inc. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Accordingly, effective January 1, 2023 (the “Effective Date”), the first paragraph under “Distributor” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

In addition, the toll-free telephone number for the Funds is replaced with (303) 623-2577, and the address is: P.O Box 2175, Milwaukee, Wisconsin 53201.

As of the Effective Date, the first two paragraphs under “Distributor and the Distribution Agreement” in each Fund’s Statement of Additional Information are deleted in their entirety and replaced with the following:

ALPS Distributors, Inc. is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as principal underwriter for the Fund’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit.

As of the Effective Date, all additional references to IMST Distributors, LLC and the Distribution Agreement with IMST Distributors, LLC contained in the Fund’s Prospectus, Summary Prospectus and SAI are deleted in their entirety and replaced with references to ALPS Distributors, Inc. and the Distribution Agreement with ALPS Distributors, Inc., as appropriate.

Please retain this Supplement with your records.

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